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                                   PROMISSORY NOTE
                            (Pegasus Medical Group, Inc.)


$700,000                                                 Los Angeles, California
                                                                October 31, 1997


          1. FOR VALUE RECEIVED, PEGASUS MEDICAL GROUP, INC., a California professional corporation ("MAKER"), promises to pay to the order of PROSPECT MEDICAL GROUP, INC., a California professional corporation ("PAYEE"), on or before the Maturity Date unless sooner accelerated in accordance with the terms hereof, the principal sum of Seven Hundred Thousand Dollars ($700,000). As used herein the term "MATURITY DATE" has the meaning given to such term in that certain Revolving Credit Agreement, dated as of July 3, 1997, between Prospect Medical Holdings, Inc., a Delaware corporation, and Imperial Bank (as amended or restated from time to time, the "CREDIT AGREEMENT").

          2. This Promissory Note shall bear interest at a per annum rate equal to six percent (6%). All computations of interest shall be calculated on the basis of a year of three hundred sixty-five (365) days for the actual days elapsed. Interest shall accrue from the date of this Promissory Note to the date of repayment of this Promissory Note in accordance with the provisions hereof. Maker shall pay all accrued but unpaid interest on the principal balance hereof, in arrears, on the first day of each and every month.

          3. Maker shall make all payments hereunder in lawful money of the United States of America and in immediately available funds to the holder hereof ("HOLDER") at Holder's office or to such other address as Holder may from time to time specify by notice to Maker.

          4. In no event shall the interest rate and other charges hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Holder has received interest and other charges hereunder in excess of the highest rate applicable hereto, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the principal balance hereof, and the provisions hereof shall be deemed amended to provide for the highest permissible rate. If there is no principal balance outstanding, Holder shall refund to Maker such excess.

          5. The unpaid principal balance hereof together with all accrued but unpaid interest thereon shall be all due and payable upon (i) failure by Maker to pay any installment of principal or interest due hereunder when due,
(ii) commencement of any


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proceeding by or against Maker under any bankruptcy or insolvency laws, or (iii)
the occurrence of an "Event of Default" under the Credit Agreement.

          6. Maker hereby waives presentment for payment, notice of dishonor, protest and notice of protest.

          7. This Promissory Note shall be governed by and construed in accordance with the internal laws of the State of California without regard to principles of conflicts of laws.

          IN WITNESS WHEREOF, Maker has duly executed this Promissory Note as of the date first above written.

                              PEGASUS MEDICAL GROUP, INC.,
                              a California professional corporation



                              By   /s/ Jacob Y. Terner, M.D.
                                   ----------------------------------------
                              Title    Pres.
                                   ----------------------------------------


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                                 ENDORSEMENT ALLONGE


     Pay to the order of Imperial Bank, a California banking corporation, located at 9920 South La Cienega Blvd., Suite #628, Inglewood, California 90301 the attached note dated October 31, 1997 made by Pegasus Medical Group, Inc., a California professional corporation, to the order of Prospect Medical Group, Inc., a California professional corporation, and endorsed to the undersigned.

     Dated:  October 31, 1997      PROSPECT MEDICAL SYSTEMS, INC.,
                                   a Delaware corporation


                                   By:  /s/ Jacob Y. Terner, M.D.
                                        ----------------------------------------
                                   Print Name:
                                               ---------------------------------
                                   Its:     VP
                                        ----------------------------------------

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                                 ENDORSEMENT ALLONGE


     Pay to the order of Prospect Medical Systems, Inc., a Delaware corporation, the attached note dated October 31, 1997 made by Pegasus Medical Group, Inc., a California professional corporation.

     Dated:  October 31, 1997      PROSPECT MEDICAL GROUP, INC.,
                                   a California professional corporation


                                   By:  /s/ Jacob Y. Terner, M.D.
                                        ----------------------------------------
                                   Print Name:
                                               ---------------------------------
                                   Its:     VP
                                        ----------------------------------------